                                                                    EXHIBIT 23-2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Form S-8 Registration Statement File No. 333-34569.


                                                ARTHUR ANDERSEN LLP



Charlotte, North Carolina
June 27, 2001




                                      F-12